UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders

(a)	Grubhub Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (“Annual Meeting”) on May 11, 2016.
(b)	Stockholders voted on the matters set forth below.
1.

Each of the Class II director nominees to the Board of Directors (the “Board”) was elected to hold office until the Company’s 2019 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.  The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
David Fisher	53,533,757	502,424	9,606,311
Justin L. Sadrian	53,909,289	126,892	9,606,311
Benjamin Spero	53,923,539	112,642	9,606,311
2.

Stockholders ratified the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The voting results were as follows:

Votes For	Votes Against	Abstentions
63,579,037	58,448	5,007
3.	Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,942,701	1,087,442	6,038	9,606,311
4.	Stockholders recommended, on an advisory basis, every 1 Year as the frequency of future advisory votes on named executive officer compensation. The voting results were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions
46,724,522	23,500	1,511,189	5,776,970
(c)	Not applicable.
(d)

Based on the voting results of the 2016 Annual Meeting, and the Board’s recommendation that was included in the Proxy Statement for the Annual Meeting, the Company determined to include a stockholder advisory vote on named executive officer compensation in its proxy materials annually until the next required vote on the frequency of advisory votes on named executive officer compensation.

Item 7.01 Regulation FD Disclosure

On May 11, 2016, the Company issued a press release that updated its previously issued second quarter and full year 2016 guidance to take into account its acquisition of the issued and outstanding stock of LAbite.com, Inc. and KMLee Investments Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)Exhibits

The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release issued by GrubHub Inc. on May 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: May 11, 2016	By:	/s/ Adam DeWitt
Adam DeWitt
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by GrubHub Inc. on May 11, 2016.